                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 1999


Available Amount to Note Holders:                                                                   6,014,673.96

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                                --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                               --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                          670,379.08
          (b) Servicer Fees from current and prior Collection Period                                   45,934.96
          (c) Servicing Charges inadvertently deposited in Collection Account                                 --
(iv)      Current and unpaid Back-up Servicing Fees                                                     1,837.40
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                                11,712.81
          Adjustment to prior month premium amount                                                            --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                             --
          Adjustment to prior month Class A-1 Note Interest                                                   --
          Class A-2 Note Interest                                                                      56,253.00
          Class A-3 Note Interest                                                                     272,663.71
          Class A-4 Note Interest                                                                     202,342.75
(ix)      Class B-1 Note Interest                                                                      12,522.15
(x)       Letter of Credit Bank Fee and unpaid amounts                                                  1,000.32
(xi)      Class B-2 Note Interest                                                                      11,730.99
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                             --
          Class A-2 Principal Distribution Amount                                                   4,426,583.57
          Class A-3 Principal Distribution Amount                                                             --
          Class A-4 Principal Distribution Amount                                                             --
(xiii)    Note Insuer Reimbursement Amount                                                                    --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                96,230.08
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                96,230.08
(xvi)     Letter of Credit Reimbursement Amount                                                               --
(xvii)    Class B-3 Note Interest                                                                      12,731.31
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                96,230.08
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       --
(xx)      Letter of Credit Additional Reimbursement Amount                                                    --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 1999


(xxii)    Remaining Amount to Residual Holder                                                                 --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                                  --
          Class A-2 additional Principal Distribution Amount                                                0.00
          Class A-3 additional Principal Distribution Amount                                                  --
          Class A-4 additional Principal Distribution Amount                                                  --
          Class B-1 additional Principal Distribution Amount                                                0.00
          Class B-2 additional Principal Distribution Amount                                                0.00
          Class B-3 additional Principal Distribution Amount                                                0.00


          Reviewed By:



          -----------------------------------------------
          E. ROGER GEBHART
          SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 1999


                    Initial          Beginning          Base         Additional         Total           Ending        Ending
                   Principal         Principal        Principal       Principal       Principal        Principal    Certificate
    Class           Balance           Balance       Distribution    Distribution    Distribution        Balance       Factor
--------------  --------------    --------------  ----------------  ------------    -------------   --------------  ------------
 Class A-1       32,998,000.00                --                --            --                --              --     0.0000000
 Class A-2       85,479,000.00     10,630,488.77      4,426,583.57          0.00      4,426,583.57    6,203,905.20     0.0725781
 Class A-3       51,527,000.00     51,527,000.00                --            --                --   51,527,000.00     1.0000000
 Class A-4       38,238,000.00     38,238,000.00                --            --                --   38,238,000.00     1.0000000
                --------------    --------------      ------------  ------------      ------------  --------------     ---------
 Total Class A  208,242,000.00    100,395,488.77      4,426,583.57          0.00      4,426,583.57   95,968,905.20     0.4608528
 Class B-1        4,527,000.00      2,182,510.63         96,230.08          0.00         96,230.08    2,086,280.55     0.4608528
 Class B-2        4,527,000.00      2,182,510.63         96,230.08          0.00         96,230.08    2,086,280.55     0.4608528
 Class B-3        4,527,000.00      2,182,510.63         96,230.08          0.00         96,230.08    2,086,280.55     0.4608528
                --------------    --------------      ------------  ------------      ------------  --------------
 Total          221,823,000.00    106,943,020.65      4,715,273.80          0.00      4,715,273.80  102,227,746.85

ADCPB at end of Collection Period                                                                   105,432,403.44
                                                                                                    --------------
Excess of ending ADCPB over ending note balance                                                       3,204,656.59
Floor                                                                                                 4,527,025.86
                                                                                                    --------------
Difference                                                                                           (1,322,369.26)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 1999                                  2,668,803.94
     Investment earnings on amounts in Collection Account                                      9,278.81
     Payments due Collection Account from last 3 business days of Collection Period        1,249,793.83
     Additional contribution for terminated trade-ups and rebooked leases                            --
     Servicer Advance on current Determination Date                                        2,086,797.38
                                                                                           ------------
     Available Funds on Payment Date                                                       6,014,673.96
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  6,014,673.96
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  6,014,673.96
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      670,379.08
     Unreimbursed Servicer Advances paid                                                     670,379.08
                                                                                           ------------
     Unreimbursed Servicer Advances remaining unpaid                                                 --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,344,294.88
SERVICER FEES
     Servicer Fees due                                                                        45,934.96
     Servicer Fees paid                                                                       45,934.96
                                                                                           ------------
     Servicer Fees remaining unpaid                                                                  --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,298,359.92
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,298,359.92
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                 1,837.40
     Back-up Servicer Fees paid                                                                1,837.40
                                                                                           ------------
     Back-up Servicer Fees remaining unpaid                                                          --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,296,522.52
PREMIUM AMOUNT
     Premium Amount due                                                                       11,712.81
     Premium Amount paid                                                                      11,712.81
                                                                                           ------------
     Premium Amount remaining unpaid                                                                 --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,284,809.71
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   291.67
     Indenture Trustee Fee paid                                                                  291.67
                                                                                           ------------
     Indenture Trustee Fee remaining unpaid                                                          --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,284,518.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                   --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                              75,000.00
                                                                                --------------
     Total Indenture Trustee Expenses paid                                                  --
                                                                                --------------
     Indenture Trustee Expenses unpaid                                                      --

REMAINING AVAILABLE FUNDS                                                         5,284,518.04
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                --
     Class A-2 Note Interest                                                         56,253.00
     Class A-3 Note Interest                                                        272,663.71
     Class A-4 Note Interest                                                        202,342.75
                                                                                --------------
     Total Class A Interest due                                                     531,259.46
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         4,753,258.58
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                     12,522.15
     Class B-1 Note Interest paid                                                    12,522.15
                                                                                --------------
     Class B-1 Note Interest remaining unpaid                                               --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         4,740,736.43
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                    1,000.32
     Letter of Credit Bank Fee paid                                                   1,000.32
                                                                                --------------
     Letter of Credit Bank Fee remaining unpaid                                             --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         4,739,736.11
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                     11,730.99
     Class B-2 Note Interest paid                                                    11,730.99
                                                                                --------------
     Class B-2 Note Interest remaining unpaid                                               --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         4,728,005.12
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                               4,426,583.57
     Class A Note Principal Balance as of preceding Payment Date                100,395,488.77
                                                                                --------------
     Class A Base Principal Distribution Amount paid                              4,426,583.57
                                                                                --------------
     Class A Base Principal Distribution Amount remaining unpaid                            --

     Class A-1 Note Principal Balance as of preceding Payment Date                          --
     Class A-1 Base Principal Distribution Amount paid                                      --
                                                                                --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                    --
                                                                                --------------
     Remaining Class A Base Principal Distribution Amount                         4,426,583.57
                                                                                --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date              10,630,488.77
     Class A-2 Base Principal Distribution Amount paid                           4,426,583.57
             -                                                                  -------------
     Class A-2 Note Principal Balance after distribution on Payment Date         6,203,905.20

     Remaining Class A Base Principal Distribution Amount                                  --
             -                                                                  -------------
     Class A-3 Note Principal Balance as of preceding Payment Date              51,527,000.00
     Class A-3 Base Principal Distribution Amount paid                                     --
             -                                                                  -------------
     Class A-3 Note Principal Balance after distribution on Payment Date        51,527,000.00
     Remaining Class A Base Principal Distribution Amount                                  --
             -                                                                  -------------
     Class A-4 Note Principal Balance as of preceding Payment Date              38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                     --
             -                                                                  -------------
     Class A-4 Note Principal Balance after distribution on Payment Date        38,238,000.00

REMAINING AVAILABLE FUNDS                                                          301,421.55

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                  --
     Note Insuer Reimbursement Amount paid                                                 --
             -                                                                  -------------
     Note Insuer Reimbursement Amount remaining unpaid                                     --
REMAINING AVAILABLE FUNDS                                                          301,421.55

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date               2,182,510.63
     Class B-1 Base Principal Distribution due                                      96,230.08
     Class B-1 Base Principal Distribution paid                                     96,230.08
             -                                                                  -------------
     Class B-1 Base Principal Distribution remaining unpaid                                --
     Class B-1 Note Principal Balance after distribution on Payment Date         2,086,280.55

REMAINING AVAILABLE FUNDS                                                          205,191.47

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date               2,182,510.63
     Class B-2 Base Principal Distribution due                                      96,230.08
     Class B-2 Base Principal Distribution paid                                     96,230.08
             -                                                                  -------------
     Class B-2 Base Principal Distribution remaining unpaid                                --
     Class B-2 Note Principal Balance after distribution on Payment Date         2,086,280.55

REMAINING AVAILABLE FUNDS                                                          108,961.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                              --
     Letter of Credit Reimbursement Amount paid                                             --
                                                                                  ------------
     Letter of Credit Reimbursement Amount remaining unpaid                                 --
REMAINING AVAILABLE FUNDS                                                           108,961.39
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                     12,731.31
     Class B-3 Note Interest paid                                                    12,731.31
                                                                                  ------------
     Class B-3 Note Interest remaining unpaid                                               --
                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                            96,230.08

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                2,182,510.63
     Class B-3 Base Principal Distribution due                                       96,230.08
     Class B-3 Base Principal Distribution paid                                      96,230.08
                                                                                  ------------
     Class B-3 Base Principal Distribution remaining unpaid                                 --
     Class B-3 Note Principal Balance after distribution on Payment Date          2,086,280.55

REMAINING AVAILABLE FUNDS                                                                 0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                            --
     Remaining Indenture Trustee Expenses paid                                              --
                                                                                  ------------
     Remaining Indenture Trustee Expenses unpaid                                            --
REMAINING AVAILABLE FUNDS                                                                 0.00

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                   --
     Additional Letter of Credit Reimbursement Amount paid                                  --
                                                                                  ------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                      --
REMAINING AVAILABLE FUNDS                                                                 0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                               --
     Other Amounts Due Servicer under Servicing Agreement paid                              --
                                                                                  ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                  --
REMAINING AVAILABLE FUNDS                                                                 0.00

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR            1,322,369.27

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                    0.00

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                               0.00
     Adjusted Principal Distribution Sharing Ratio                                         93.878%
                                                                                    -------------
     Additional Principal Distribution to Class A                                            0.00

     Class A Note Principal Balance after payment above                             95,968,905.20
                                                                                    -------------
     Class A additional Principal Distribution Amount paid                                   0.00
                                                                                    -------------
     Excess cash after payment of additional Class A Principal Distribution                    --

     Class A-1 Note Principal Balance after payment above                                      --
     Class A-1 additional Principal Distribution Amount paid                                   --
                                                                                    -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                       --
                                                                                    -------------

     Remaining Class A additional Principal Distribution Amount                              0.00
                                                                                    -------------

     Class A-2 Note Principal Balance after payment above                            6,203,905.20
     Class A-2 additional Principal Distribution Amount paid                                 0.00
                                                                                    -------------
     Class A-2 Note Principal Balance after distribution on Payment Date             6,203,905.20

     Remaining Class A additional Principal Distribution Amount                                --
                                                                                    -------------

     Class A-3 Note Principal Balance after payment above                           51,527,000.00
     Class A-3 additional Principal Distribution Amount paid                                   --
                                                                                    -------------
     Class A-3 Note Principal Balance after distribution on Payment Date            51,527,000.00

     Remaining Class A additional Principal Distribution Amount                                --
                                                                                    -------------

     Class A-4 Note Principal Balance after payment above                           38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                   --
                                                                                    -------------
     Class A-4 Note Principal Balance after distribution on Payment Date            38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                               0.00
     Adjusted Principal Distribution Sharing Ratio                                          2.041%
                                                                                    -------------
     Additional Principal Distribution to Class B-1                                          0.00

     Class B-1 Note Principal Balance after payment above                            2,086,280.55
     Class B-1 additional Principal Distribution paid                                        0.00
                                                                                    -------------
     Class B-1 Note Principal Balance after distribution on Payment Date             2,086,280.55

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                           0.00
     Adjusted Principal Distribution Sharing Ratio                                      2.041%
                                                                                 ------------
     Additional Principal Distribution to Class B-2                                      0.00

     Class B-2 Note Principal Balance after payment above                        2,086,280.55
     Class B-2 additional Principal Distribution paid                                    0.00
                                                                                 ------------
     Class B-2 Note Principal Balance after distribution on Payment Date         2,086,280.55

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                           0.00
     Adjusted Principal Distribution Sharing Ratio                                      2.041%
                                                                                 ------------
     Additional Principal Distribution to Class B-3                                      0.00

     Class B-3 Note Principal Balance after payment above                        2,086,280.55
     Class B-3 additional Principal Distribution paid                                    0.00
                                                                                 ------------
     Class B-3 Note Principal Balance after distribution on Payment Date         2,086,280.55

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                    110,243,907.32
      ADCPB, end of Collection Period                                          105,432,403.44
                                                                               --------------
      Base Principal Amount                                                      4,811,503.88

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period            1,696,869.56
      Servicing Advances collected during the current Collection Period          1,026,490.48
                                                                               --------------
      Unreimbursed Servicing Advances as of current Determination Date             670,379.08

CALCULATION OF INTEREST DUE

                     Beginning                              Current                               Total
                     Principal          Interest           Interest          Overdue            Interest
  Class               Balance             Rate                Due            Interest              Due
---------         --------------        -------           ----------         --------          ----------
Class A-1                     --         5.7325%                  --               --                  --
Class A-2          10,630,488.77         6.3500%           56,253.00               --           56,253.00
Class A-3          51,527,000.00         6.3500%          272,663.71               --          272,663.71
Class A-4          38,238,000.00         6.3500%          202,342.75               --          202,342.75
Class B-1           2,182,510.63         6.8850%           12,522.15               --           12,522.15
Class B-2           2,182,510.63         6.4500%           11,730.99               --           11,730.99
Class B-3           2,182,510.63         7.0000%           12,731.31               --           12,731.31
                  --------------                          ----------         --------          ----------
                  106,943,020.65         6.3762%          568,243.92               --          568,243.92

CALCULATION OF PRINCIPAL DUE

                         Base             Base                               Total
                      Principal        Principal           Overdue         Principal
 Class                Amount Pct.        Amount            Principal          Due
---------             -----------     ------------         ---------      ------------
Class A                  92.0%        4,426,583.57                --      4,426,583.57
Class B-1                 2.0%           96,230.08                --         96,230.08
Class B-2                 2.0%           96,230.08                --         96,230.08
Class B-3                 2.0%           96,230.08                --         96,230.08
                                      ------------         ---------      ------------
                                      4,715,273.80                --      4,715,273.80

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                             110,243,907.32
      Servicer Fee Rate                                                                           0.500%
      One-twelfth                                                                                  1/12
                                                                                         --------------
      Servicer Fee due current period                                                         45,934.96
      Prior Servicer Fee arrearage                                                                   --
                                                                                         --------------
      Servicer Fee due                                                                        45,934.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                                  110,243,907.32
      Back-up Servicer Fee Rate                                                                        0.020%
      One-twelfth                                                                                       1/12
                                                                                              --------------
      Back-up Servicer Fee due Current Period                                                       1,837.40
      less overpayment from prior period                                                                  --
      Prior Back-up Servicer Fee Arrearage                                                                --
                                                                                              --------------
      Back-up Servicer Fee due                                                                      1,837.40

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period              100,395,488.77
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                              --------------
      Premium Amount due Current Period                                                            11,712.81
      Prior Premium Amount arrearage                                                                      --
                                                                                              --------------
      Total Premium Amount due                                                                     11,712.81

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        291.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                              --------------
      Total Indenture Trustee Fee due                                                                 291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)           2,182,510.63
      Letter of Credit Bank Fee Rate                                                                    0.55%
      One-twelfth                                                                                       1/12
                                                                                              --------------
      Letter of Credit Bank Fee due Current Period                                                  1,000.32
      Letter of Credit Bank Fee arrearage                                                                 --
                                                                                              --------------
      Total Letter of Credit Bank Fee arrearage due                                                 1,000.32

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                            --
      Prior Letter of Credit Reimbursement Amount arrearage                                               --
                                                                                              --------------
      Total Letter of Credit Reimbursement Amount due                                                     --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                              --------------
      Total Indenture Trustee Expenses due                                                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1999


ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                       --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                          --
                                                                                    --------------
      Total Additional Letter of Credit Reimbursement Amount due                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                    --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FLOOR CALCULATION
      Initial ADCPB                                                                 226,351,292.85
      Floor percent                                                                           2.00%
                                                                                    --------------
      Floor                                                                           4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                    105,432,403.44

      Aggregate Note Balances prior to any payment on current Payment Date          106,943,020.65
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                         4,426,583.57
      Class B-1                                                                          96,230.08
      Class B-2                                                                          96,230.08
      Class B-3                                                                          96,230.08
                                                                                    --------------
      Total Base Principal Amount distributions on current payment date               4,715,273.80
                                                                                    --------------
      Aggregate Note Balance after payment of Base Principal Amount                 102,227,746.85
                                                                                    --------------
      Excess of ADCPB over Ending Note Balances                                       3,204,656.59

      Difference between excess and floor                                             1,322,369.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


RESTRICTING EVENT DETERMINATION:

                                                                                                                             Yes/No
                                                                                                                             ------
     A) Event of Servicer Termination (Yes/No)                                                                                 No
     B) Note Insuer has Made a Payment (Yes/No)                                                                                No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                           No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                        No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                             Yes/No
                                                                                                                             ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                                      No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                                                 No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                                    Event                                                      Yes/No
     ----------  ---------------------------------------------------------------------------------------------------         ------
     6.01(i)     Failure to make payment required                                                                              No
     6.01(ii)    Failure to submit Monthly Statement                                                                           No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                           No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                                 No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                            No
     6.01(vi)    Order of judgement in excess of $500,000                                                                      No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days          No
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                     No
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                                  No